Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K of Aksys, Ltd. (the “Company”) for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence D. Damron, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13 (a) or Section 15 (d) of the Securities and Exchange Act of 1934; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2004	By:	/s/ Lwrence D. Damron

Lawrence D. Damron
Senior Vice President and
Chief Financial Officer